ADVISORSHARES TRUST

AdvisorShares ATHENA HIGH DIVIDEND ETF

NYSE Arca Ticker: DIVI

Supplement dated March 21, 2017

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2016, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Athena High Dividend ETF (the “Fund”) and should be read in conjunction with those documents.

A supplement dated March 13, 2017 stated that the Board of Trustees of AdvisorShares Trust (the “Trust”) had approved the liquidation of the Fund pursuant to the terms of a plan of liquidation. Please note that the Board of Trustees of the Trust has abandoned the plan of liquidation and the Fund will not be liquidated. Please disregard the supplement regarding the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.